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                                                                     EXHIBIT 9.1

                             VOTING TRUST AGREEMENT

                              Relating to Shares of


                             COMMVAULT SYSTEMS, INC.


         THIS VOTING TRUST AGREEMENT (the "AGREEMENT") is made and entered into as of September [-], 2006,1 by and among Sprout CEO Fund, L.P. ("SPROUT CEO FUND"), DLJ Capital Corporation ("DLJ CAPITAL"), Sprout Growth II, L.P. ("SPROUT GROWTH II"), Sprout Capital VII, L.P. ("SPROUT CAPITAL VII"), Sprout Capital IX, L.P. ("SPROUT CAPITAL IX"), Sprout Entrepreneurs' Fund, L.P. ("SPROUT ENTREPRENEURS' FUND"), Sprout IX Plan Investors, L.P. ("SPROUT IX PLAN INVESTORS"), DLJ Merchant Banking Partners, L.P. ("DLJ MERCHANT BANKING PARTNERS"), DLJ International Partners, C.V. ("DLJ INTERNATIONAL PARTNERS"), DLJ Offshore Partners, C.V. ("DLJ OFFSHORE PARTNERS"), DLJMB Funding, Inc. ("DLJMB FUNDING"), DLJ First ESC, L.P. ("DLJ FIRST ESC") and DLJ ESC II, L.P. ("DLJ ESC II" and, together with Sprout CEO Fund, DLJ Capital, Sprout Growth II, Sprout Capital VII, Sprout Capital IX, Sprout Entrepreneurs' Fund, Sprout IX Plan Investors, DLJ Merchant Banking Partners, DLJ International Partners, DLJ Offshore Partners, DLJMB Funding and DLJ First ESC, the "STOCKHOLDERS"), Wells Fargo Bank, N.A., as trustee (together with its successors in such capacity, the "TRUSTEE"), Credit Suisse First Boston Private Equity, Inc., a Delaware corporation, and its successors ("CS PRIVATE EQUITY") and Credit Suisse Securities (USA) LLC, a Delaware limited liability company, and its successors ("CS SECURITIES").

         WHEREAS, the parties hereto desire to record their arrangements with respect to shares of common stock, par value $.01 per share ("COMMON STOCK"), of CommVault Systems, Inc., a Delaware corporation (the "CORPORATION"), Series A Preferred Stock, par value $.01 per share ("SERIES A PREFERRED STOCK"), of the Corporation, Series B Preferred Stock, par value $.01 per share ("SERIES B PREFERRED STOCK"), of the Corporation, Series C Preferred Stock, par value $.01 per share ("SERIES C PREFERRED STOCK"), of the Corporation, Series D Preferred Stock, par value $.01 per share ("SERIES D PREFERRED STOCK"), of the Corporation, Series E Preferred Stock, par value $.01 per

--------------------------
(1) To be executed at the closing of the initial public offering.


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share ("SERIES E PREFERRED STOCK" and, together with the Series A Preferred
Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, the "SERIES A - E PREFERRED STOCK"), of the Corporation, Series AA Preferred Stock, par value $.01 per share ("SERIES AA PREFERRED STOCK"), of the Corporation, Series BB Preferred Stock, par value $.01 per share ("SERIES BB PREFERRED STOCK"), of the Corporation, and Series CC Preferred Stock, par value $.01 per share ("SERIES CC PREFERRED STOCK" and, together with the Series A - E Preferred Stock, Series AA Preferred Stock and Series BB Preferred Stock, the "PREFERRED STOCK"), of the Corporation.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Certain Definitions. In this Agreement:

         (a) "CAPITAL STOCK" of any person means any and all shares, interests (including partnership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such person, but excluding debt securities convertible into such equity.

         (b) "COMMON SHARE" means a share of Common Stock.

         (c) "CONTROL AFFILIATE" means CS Private Equity (as defined above) and any person controlling, controlled by or under common control with, directly or indirectly, CS Private Equity.

         (d) "CS AFFILIATE" means any person who is a Control Affiliate, Employee Affiliate or Other Affiliate.

         (e) "CS PARENT" means Credit Suisse (USA) Inc., a Delaware corporation, and its successors.

         (f) "EMPLOYEE AFFILIATE" means any person employed by (or who is the spouse, relative or relative of a spouse, in each case residing in the home of a person employed by) a Control Affiliate.

         (g) "EXCHANGE ACT" means the Securities Exchange Act of 1934.

         (h) "EXCLUDED CAPITAL STOCK" means shares of Capital Stock of the Corporation that any CS Affiliate owns (or has the right to acquire within 60 days) that are not subject to this Agreement.

         (i) "HOLDER" means from time to time, any person for whom Shares are held hereunder by the Trustee.

         (j) "LOCKUP AGREEMENTS" means collectively the agreements between each of the parties to this Agreement (other than the Trustee, CS Private Equity and CS Securities)

                                       2

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and CS Securities and Goldman, Sachs & Co., in each case dated as of [January
17] 2, 2006.

         (k) "NEW REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of September [-], 2006,3 among the Corporation, each of the Stockholders, Thomas J. Barry, Larry Cormier, Randy Fodero, Robert Freiburghouse, Bob Gailus, N. Robert Hammer, David H. Ireland, Lou Miceli, Tom Miller and Scotty R. Neal.

         (l) "OTHER AFFILIATE" means any person that has a substantial business relationship with a Control Affiliate and which is not itself a Control Affiliate.

         (m) "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

         (n) "PREFERRED SHARE" means a share of Preferred Stock.

         (o) "SECURITIES ACT" means the Securities Act of 1933.

         (p) "SERIES AA REGISTRATION RIGHTS AGREEMENT" means the Amended and Restated Registration Rights Agreement, dated as of September 2, 2003, entered into by and among the Corporation and certain of its stockholders, related to shares of Series AA Preferred Stock.

         (q) "SERIES BB REGISTRATION RIGHTS AGREEMENT" means the Amended and Restated Registration Rights Agreement, dated as of September 2, 2003, entered into by and among the Corporation and certain of its stockholders, related to shares of Series BB Preferred Stock.

         (r) "SERIES CC REGISTRATION RIGHTS AGREEMENT" means the Amended and Restated Registration Rights Agreement, dated as of September 2, 2003, entered into by and among the Corporation and certain of its stockholders, related to shares of Series CC Preferred Stock.

         (s) "SHARE" means a Common Share, Preferred Share or any other Share Equivalent.

         (t) "SHARE EQUIVALENT" means at any time any security convertible into, exchangeable for, or carrying the right to acquire Common Stock or subscriptions, warrants, options, rights or other arrangements obligating the Corporation to issue or

-------------------------

(2) CS Private Equity to confirm.

(3) To be executed at the closing of the initial public offering.

                                        3

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dispose of any of shares of Common Stock, regardless whether such security is convertible, exchangeable or exercisable at such time.

         (u) "STOCKHOLDERS AGREEMENT" means the Amended and Restated Stockholders Agreement dated as of May 22, 2006, among the Corporation, each of the Stockholders, Thomas J. Barry, Larry Cormier, Randy Fodero, Robert Freiburghouse, Bob Gailus, N. Robert Hammer, David H. Ireland, Lou Miceli, Tom Miller and Scotty R. Neal.

         (v) "VOTING STOCK" of a person means all classes of Capital Stock of such person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

         SECTION 2. Deposit.

         (a) Each of the Stockholders hereby duly assigns and delivers or has caused to be duly assigned and delivered to the Trustee to be held pursuant to this Agreement the number of Shares set forth opposite its name on Schedule A attached hereto (the "INITIAL DEPOSIT"). Upon the request of CS Securities, each of the Stockholders shall assign and deliver such number of Shares from time to time owned by such Stockholder such that, when together with all other Excluded Capital Stock owned by CS Affiliates, the Excluded Capital Stock owned by such Stockholder does not represent five percent (5%) or more in the aggregate of the total voting power of the Voting Stock of the Corporation outstanding at such time. Subject to the provisions of Section 2(b) below, each of the parties to this Agreement (other than the Trustee) shall from time to time deliver or cause to be delivered by entities under its control to the Trustee all Shares owned by any CS Affiliate or acquired by any CS Affiliate such that Excluded Capital Stock owned by CS Affiliates does not represent five percent (5%) or more in the aggregate of the total voting power of the Voting Stock of the Corporation outstanding at such time.

         (b) For purposes of determining whether five percent (5%) or more in the aggregate of the total number of shares of the Voting Stock of the Corporation at any time outstanding are owned by CS Affiliates, there shall be excluded, and no deposit of Shares shall be required hereunder as a consequence of, any Shares:

                  (i) held by CS Securities or any other Control Affiliate that is registered as a broker-dealer under the Exchange Act, if such shares are held in connection with its normal trading activities as a broker-dealer; provided, however, that CS Parent shall cause CS Securities or such other Control Affiliate to agree that it will not vote such shares,

                  (ii) held by CS Securities or any other Control Affiliate that is a registered broker-dealer under the Exchange Act, if such shares are held in a syndicate or trading account and were acquired by it in its capacity as an underwriter or placement agent, whether in an offering registered under the Securities Act or otherwise; provided, however, that CS Parent shall cause CS Securities or such other Control Affiliate to agree that it will not vote such shares,

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                  (iii) held by CS Securities for the account of any person
         other than a Control Affiliate or Employee Affiliate or in the name of a customer account, which customer is a person other than a Control Affiliate or Employee Affiliate; provided, however, that CS Securities may vote the shares only when instructed by the beneficial owner thereof or as otherwise permitted under the rules of the primary national securities exchange on which the Shares are listed, if any,

                  (iv) held in an investment advisory account as to which a Control Affiliate is an investment advisor, the assets of which account are not owned by a Control Affiliate, or

                  (v) held by an Employee Affiliate other than a person holding the position of Managing Director or above (or performing the comparable function) of CS Securities or any of its subsidiaries or held by an Other Affiliate, unless in either case a contract or other arrangement (other than this Agreement) regarding the voting of such Shares exists between such Employee Affiliate or Other Affiliate and any Control Affiliate.

         (c) From time to time after the date hereof, any Holder or any CS Affiliate may deposit additional Shares to be held pursuant to this Agreement by assigning and delivering such Shares to the Trustee.

         (d) The Trustee hereby acknowledges that the Shares deposited with the Trustee pursuant to the Initial Deposit are subject to the Lockup Agreements.

         SECTION 3. Transfer on Books of Corporation. The Trustee shall, to the extent applicable, cause all Shares transferred to or deposited with it in its capacity as Trustee hereunder (such Shares, the "TRUST SHARES") to be registered as transferred to it as Trustee on the books of the Corporation and will issue and deliver by first class mail or overnight courier to each Holder a Voting Trust Certificate (a "TRUST CERTIFICATE") for the number of Shares so transferred to the Trustee.

         SECTION 4. Form. Trust Certificates shall be in substantially the following form (with such modifications as may be appropriate if the applicable Trust Certificate represents Share Equivalents):

                  "THIS VOTING TRUST CERTIFICATE MAY BE TRANSFERRED TO A CS AFFILIATE (AS DEFINED IN THE VOTING TRUST AGREEMENT (AS DEFINED BELOW) AND IS SUBJECT TO TERMS AND CONDITIONS SET FORTH IN THE VOTING TRUST AGREEMENT DATED AS OF SEPTEMBER [-], 2006 (THE "VOTING TRUST AGREEMENT"), A COPY OF WHICH HAS BEEN FILED IN THE REGISTERED OFFICE IN THE STATE OF DELAWARE OF COMMVAULT SYSTEMS, INC., A DELAWARE

                                       5

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                  CORPORATION (THE "CORPORATION"). SUCH COPY IS OPEN TO
                  INSPECTION DAILY DURING BUSINESS HOURS BY ANY STOCKHOLDER OF THE CORPORATION OR ANY BENEFICIARY OF THE VOTING TRUST CREATED PURSUANT TO SUCH VOTING TRUST AGREEMENT.

                             CommVault Systems, Inc.

                            VOTING TRUST CERTIFICATE

                    Certificate No. ____ No. of Shares ______

         This certifies that ____________ (the "HOLDER") has transferred to the undersigned Trustee the above-stated number of shares of Common Stock, par value $.01 per share, of CommVault Systems, Inc., a Delaware corporation (the "CORPORATION"), to be held by the Trustee pursuant to the terms of the Voting Trust Agreement dated as of September [-], 2006 (the "VOTING TRUST AGREEMENT"), a copy of which agreement has been delivered to the above-named Holder and filed in the registered office of the Corporation in the State of Delaware. The Holder, or his or its registered assigns, will be entitled (i) to receive payments equal to any and all cash dividends collected by the Trustee on the above-stated number of shares, (ii) to receive all other dividends or distributions except to the extent that property received is required to be deposited in the trust created by the Voting Trust Agreement and (iii) to the delivery of a certificate or certificates for that number of shares on the termination of the Voting Trust Agreement, in accordance with its provisions. At all times prior to the termination of the Voting Trust Agreement, the Trustee has the exclusive right to vote the above-stated number of shares, or give written consent, in person or by proxy, at all meetings of stockholders of the Corporation, and in all proceedings in which the vote or consent, written or otherwise, of the holders of securities of the Corporation may be required or authorized by law.

         This Voting Trust Certificate is transferable to any CS Affiliate (as defined in the Voting Trust Agreement) on the books maintained by the Trustee at the principal corporate trust office of the Trustee by the Holder hereof, in person or by duly authorized attorney, and upon surrender hereof; and until so transferred the Trustee may treat the registered Holder hereof as the absolute owner hereof for all purposes.

         The Holder, by the acceptance of this Voting Trust Certificate, agrees to be bound by all of the provisions of the Voting Trust Agreement as fully as if its terms were set forth in this Voting Trust Certificate.

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            EXECUTED this ___ day of ___________, ____

                                       ------------------------

                                       By:_____________________

                                       Name:___________________

                                       Title:__________________


          [Form of Assignment for Reverse of Voting Trust Certificate]

            For value received, ___________ hereby sells, assigns, and transfers unto ____________ the within Voting Trust Certificate and all rights and interests represented thereby, and does hereby irrevocably constitute and appoint _______ attorney to transfer such Voting Trust Certificate on the books of the within-named Trustee with full power of substitution in the premises.

            Date:  ________________________

            Signed:                       *"
                     ----------------------


         [*Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.]

         SECTION 5. Additional Trust Certificates. Any Holder may at any time deposit with the Trustee additional certificates (or the equivalent evidence of ownership in the case of Share Equivalents) for Shares. Any CS Affiliate acquiring Shares may at any time become a Holder by (a) depositing, or causing to be deposited, certificates (or the equivalent evidence of ownership in the case of Share Equivalents) for Shares, duly endorsed for transfer, with the Trustee and (b) accepting a Voting Trust Certificate in respect of such Shares.

         SECTION 6. Voting; Powers.

         (a) At all times prior to the termination of the voting trust created herein, the Trustee shall have the exclusive right to vote the Trust Shares, or give written consent, in person or by proxy, at all meetings of stockholders of the Corporation, and in all proceedings in which the vote or consent, written or otherwise, of the holders of Shares may be required or authorized by law.

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         The Trustee shall vote all Trust Shares in accordance with this
Agreement. The Trustee shall have full power and authority, and it is hereby empowered and authorized, to vote the Trust Shares, and to do any and all other things and take any and all other actions as fully as any stockholder of the Corporation might do if personally present at a meeting of the stockholders of the Corporation. To effect the foregoing (and to avoid any potential timing problems that might otherwise be caused if the Trustee were required to wait until all votes are tallied before voting the Trust Shares), the Trustee may give instructions to the Corporation to the effect that the Trust Shares are being voted on such matter "on a pro rata basis proportionate to all other votes actually cast." The Trustee shall vote the Trust Shares on a pro rata basis proportionate to all other votes, other than the Trust Shares, actually cast on the particular matter, except with respect to matters that under current or future Delaware law require approval by a class of outstanding shares of the Corporation, which class includes the Trust Shares, the Trust Shares shall be voted on a pro rata basis proportionate to all other votes of Shares of such class actually cast, other than Trust Shares, actually voting on the particular matter.

         (b) The Trustee shall take all necessary action to ensure that the Trust Shares are represented at all stockholder meetings of the Corporation such that the Trust Shares are counted as present for purposes of determining the existence of a quorum at such meeting under the Delaware General Corporation Law and the Corporation's Certificate of Incorporation and By-laws; provided, however, that this clause (b) shall not obligate the Trustee to vote on any matter.

         (c) Each Holder agrees that it will not communicate with the Trustee in connection with any proceeding in which the vote or consent of the holders of Shares may be required or authorized by law or otherwise seek to influence the Trustee in the exercise of its right to vote or consent in any such proceedings. Notwithstanding anything herein to the contrary, the Trustee shall vote the Trust Shares (and use its power or right, if any, to designate or remove directors of the Corporation) to prevent the election of more than one CS Affiliate as a director of the Corporation. The duties of the Trustee under this Agreement shall include exercising reasonable effort under this Agreement in a manner that ensures that no CS Affiliate exercises control over the Corporation. CS Private Equity shall promptly provide to the Trustee from time to time, upon request, such information as is reasonably necessary (including certificates or other documents) in order to enable the Trustee to carry out the foregoing obligations; provided that the Trustee shall not be held responsible for identifying a person as a CS Affiliate unless it has actual knowledge that such person is a CS Affiliate.

         SECTION 7. Dividends. If the Corporation pays or issues dividends or makes other distributions on the Trust Shares, the Trustee shall accept and receive such dividends and distributions. Upon receipt of dividends and distributions the same shall be prorated among the Holders that have a beneficial interest hereunder in the Trust Shares with respect to which such dividend or other distribution was made in accordance with their interests and, subject to the next sentence, the amount shall be distributed promptly pursuant to transfer instructions set forth on Schedule B attached hereto. If the dividend or distribution is in Shares, such Shares shall be held by the Trustee under the

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voting trust created herein and new Trust Certificates representing the Shares received shall be issued to the applicable Holders. Holders entitled to receive such dividends or distributions, or Trust Certificates in respect thereof, described in this Section 7 shall be those Holders registered as such on the transfer books of the Trustee at the close of business on the day fixed by the Corporation for the taking of a record to determine those holders of its stock entitled to receive such dividends or distributions. In the performance of its duties to deliver cash dividends under this Agreement, the Trustee shall not be obligated to risk its own funds and will not be liable for taxes or other charges related to the delivery of such dividends or distributions.

         SECTION 8. Retention of Registration Rights. Each Holder, if such Holder is a party to the Series AA Registration Rights Agreement, Series BB Registration Rights Agreement, the Series CC Registration Rights Agreement, the Stockholders Agreement or the New Registration Rights Agreement, retains, after depositing any Shares with the Trustee pursuant to this Agreement, the rights granted to such Holder in any of the above-mentioned agreements to which such Holder is a party, and shall retain the right to agree, in respect of Shares subject to such agreements, to any amendments to such agreements.

         SECTION 9. Termination. The voting trust created herein shall terminate on the earliest to occur of:

                  (a) ten years from the date hereof;

                  (b) the written election of CS Private Equity, CS Securities or the Holders of Trust Certificates representing fifty percent (50%) or more of the Trust Shares represented thereby; provided that (i) if CS Private Equity or CS Securities delivers the written election, CS Private Equity or CS Securities, as applicable, delivers (or such Holders deliver) to the Trustee an opinion of independent nationally recognized counsel who are experts in matters involving the federal securities law, that, immediately after giving effect to such termination, no CS Affiliate should be an affiliate of the Corporation within the meaning of Rule 144 under the Securities Act and (ii) the Trustee shall have received a certificate of an officer of CS Private Equity or CS Securities, as applicable, (on which it may rely conclusively) to the effect that clause (b)(i) has been satisfied, together with a copy of the opinion called for thereby; or

                  (c) transfer of, or request for, all of the Trust Shares in accordance with Section 10 or 11, as applicable.

         Subject to CS Private Equity's delivery of the officer's certificate and the opinion of counsel described in Section 9(b) above, an election pursuant to Section 9(b) shall be effective upon delivery of notice thereof to the Trustee.

         Upon the termination of the voting trust herein created, the Holders shall surrender their Trust Certificates to the Trustee, and the Trustee shall deliver by first class mail or overnight courier to the Holders certificates (or the equivalent evidence of

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ownership in the case of Share Equivalents) for Shares, properly endorsed for transfer (to the extent possible), equivalent to the number and type of Shares represented by the respective Trust Certificates surrendered.

         SECTION 10. Transfers of Trust Shares.

         (a) Except as provided in Sections 9, 11 and 12 and in subsections (a),
(b) and (c) of this Section 10, certificates (or the equivalent evidence of ownership in the case of Share Equivalents) for Trust Shares may not be delivered to a Holder, a Holder's designee or any other person. A Holder may notify the Trustee in writing that the Holder desires to cause a certificate or certificates (or the equivalent evidence of ownership in the case of Share Equivalents) for Trust Shares in which the Holder has a beneficial interest hereunder to be distributed or transferred to any person, including such Holder, only if such transfer is an Eligible Transfer, which is defined as any transfer meeting the requirements set forth in clause (a)(i), (a)(ii) or (a)(iii) below or as otherwise permitted pursuant to clause (c) below or Section 9, 11 or 12. Any person that acquires Trust Shares pursuant to an Eligible Transfer is hereinafter referred to as an "ELIGIBLE TRANSFEREE".

                  (i) Transfer of Trust Shares to any Control Affiliate or any Employee Affiliate holding the Position of Managing Director or Above. An "ELIGIBLE TRANSFER" for purposes of this clause (a)(i) means any distribution or transfer of Trust Shares to any Control Affiliate or any Employee Affiliate holding the position of Managing Director or above (or performing the comparable function) of any Control Affiliate (including by way of a distribution by a Holder to its limited partners); provided that either (A) (x) a contract or other arrangement (other than this Agreement) regarding the voting of such Trust Shares does not exist between any CS Affiliate and such transferee and (y) immediately after giving effect to such distribution or transfer, CS Affiliates will not own in the aggregate Excluded Capital Stock amounting to 5% or more of the total voting power of the Voting Stock of the Corporation then outstanding or (B) the Trust Shares distributed or transferred to such Control Affiliate or Employee Affiliate shall be subject to this Agreement and shall be automatically deposited with the Trustee in accordance with Section 2. In connection with any distribution or transfer pursuant to this clause (a)(i), CS Private Equity shall deliver a certificate of an officer of CS Private Equity certifying that, immediately after giving effect to such transfer, the conditions of either clause (i)(A) or (i)(B) are satisfied.

                  (ii) Transfer of Trust Shares to any Employee Affiliate not holding the Position of Managing Director or Above. An "ELIGIBLE TRANSFER" for purposes of this clause (a)(ii) means any distribution or transfer of Trust Shares to any Employee Affiliate not holding the position of Managing Director or above of any Control Affiliate (including by way of a distribution by a Holder to its limited partners); provided that (A) a contract or other arrangement (other than this Agreement) regarding the voting of such Trust Shares does not exist between any CS Affiliate and such transferee and (B) any proposed distribution or transfer will not be an Eligible Transfer if, immediately after giving effect to such distribution or transfer, the proposed distributee or transferee, together with its affiliates, would be an affiliate of the Corporation within the meaning of Rule 144 of the Securities Act. In connection with any distribution or transfer pursuant to this clause (a)(ii), CS Private Equity shall deliver a certificate of an officer of CS Private Equity certifying that, immediately after giving effect to such transfer, the conditions of clause (a)(ii)(A) and (B) are satisfied.

                  (iii) Transfer of Trust Shares to Other Affiliates and Third Parties Not Affiliated with CS Private Equity. An "ELIGIBLE TRANSFER" for purposes of this clause (a)(iii) means any distribution or transfer of Trust Shares to any Other Affiliate or any third party not affiliated with CS Private Equity (including by way of a distribution by a Holder to its limited partners); provided that (A) a contract or other arrangement (other than this Agreement) regarding the voting of such Trust Shares does not exist between any CS Affiliate and such transferee and (B) any proposed distribution or transfer will not be an Eligible Transfer if, immediately after giving effect to such distribution or transfer, the proposed distributee or transferee, together with its affiliates, would be an affiliate of the Corporation within the meaning of Rule 144 of the Securities Act. In connection with any distribution or transfer pursuant to this clause (a)(iii), (x) in the case of a distribution or transfer to an Other Affiliate, CS Private Equity shall deliver a certificate of an officer of CS Private Equity certifying that, immediately after giving effect to such distribution or transfer, the conditions of clause (a)(iii)(A) and (B) are satisfied and (y) in the case of a distribution or transfer to a third party not affiliated with CS Private Equity, CS Private Equity or such distributee or transferee shall deliver an opinion of independent nationally recognized counsel who are experts in matters involving the federal securities law, that, immediately after giving effect to such transfer, such distributee or transferee, together with its affiliates, should not be an affiliate of the Corporation within the meaning of Rule 144 of the Securities Act; provided, however, that in the case of any distribution of Trust Shares under this clause (a)(iii) by any Holder that is a limited partnership (a "LIMITED PARTNERSHIP") to its limited partners so long as (I) the Limited Partnership has more than 150 limited partners (or, if such Limited Partnership has less than 150 limited partners, such distribution of Trust Shares is made simultaneously with the distribution of Trust Shares by a Holder that is a Limited Partnership that has more than 150 limited partners), (II) the distribution to each limited partner is in proportion to such limited partners' interests in the Limited Partnership, (III) each limited partner, together with its affiliates, will receive Trust Shares representing less than 0.5% of the total voting power of the Voting Stock of the Corporation then outstanding, (IV) the Limited Partnership is distributing all Trust Shares owned by such Limited Partnership and (V) the Limited Partnership will be fully divested of dispositive and voting power over such Trust Shares being distributed after such distribution, CS Private Equity shall deliver a certificate of an officer of CS Private Equity certifying that each of the conditions of this proviso to clause (a)(iii) are satisfied and that, immediately after

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

         giving effect to such distribution, CS Private Equity has no reason to believe that any such limited partner, together with its affiliates, should be an affiliate of the Corporation within the meaning of Rule 144 of the Securities Act.

                  (iv) Notwithstanding the foregoing, if a tender offer to purchase all the outstanding shares of Common Stock has been made in accordance Section 14(d) and Regulation 14D of the Exchange Act, then a Holder may notify the Trustee in writing that the Holder desires to cause a certificate or certificates for Trust Shares in which the Holder has a beneficial interest hereunder to be tendered in such tender offer pursuant to the procedures set forth in the applicable Schedule TO (or any successor form). The Trustee shall tender Trust Shares in accordance with such Holder's written instructions; provided that after such Trust Shares have been tendered and prior to consummation of the tender offer, such Trust Shares shall remain subject to this Agreement. If the tender offer is not consummated, such tendered Trust Shares shall be delivered to the Trustee and shall be subject to this Agreement.

         (b) The notice delivered pursuant to Section 10(a) shall name such Eligible Transferee and shall state

                  (i) its mailing address;

                  (ii) the proposed transfer date (which date shall be not less than five days after the Trustee's receipt of such notice);

                  (iii) the number and type of Shares to be transferred; and

                  (iv) the consideration, if any, to be paid by such Eligible Transferee therefor.

         The notice to the Trustee shall also contain a representation that such distributee or transferee is an Eligible Transferee and shall be accompanied by a Trust Certificate or Certificates of the Holder, duly endorsed for transfer, representing not less than the number of Shares of the type to be transferred to the Eligible Transferee. On the date specified in such notice, and upon receipt by the Trustee from such Eligible Transferee of the specified consideration, if any, the Trustee shall deliver: (i) to the Eligible Transferee, a certificate (or the equivalent evidence of ownership in the case of Share Equivalents) for the number of Shares of the type specified in such notice, registered in the name of the Trustee and duly endorsed for transfer, and (ii) to the Holder, (A) a Trust Certificate representing a number of Shares, if any, equal to the number of Shares of the type represented by the surrendered Trust Certificate less the number of Shares of the type transferred to such Eligible Transferee, and (B) the consideration, if any, received from such Eligible Transferee. Such consideration shall be distributed promptly to such Holder pursuant to the transfer instructions set forth on Schedule B attached hereto.

         (c) A Holder may at any time direct the Trustee by notice in writing to transfer a certificate or certificates (or the equivalent evidence of ownership in the case of Share Equivalents) for Shares in which the Holder has a beneficial interest hereunder (i) to an underwriter (including CS Private Equity) in connection with a public offering of the Shares registered under the Securities Act or (ii) in connection with sales made pursuant to Rule 144 (other than subsection (k) thereof) under the Securities Act through a broker-dealer (including CS Private Equity). Such notice shall state (A) the underwriter's or broker dealer's mailing address, (B) the proposed transfer date (which date shall not be less than three days after the Trustee's receipt of such notice),
(C) the number and type of Shares to be transferred, and (D) the consideration, if any, to be paid. The notice shall also be accompanied by a certificate of an officer of the Holder certifying that such request is being made solely for sales made in connection with a public offering of the Shares registered under the Securities Act or sales made pursuant to Rule 144 (other than subsection (k) thereof) under the Securities Act and a Trust Certificate or Certificates of the Holder, duly endorsed for transfer, representing not less than the number of Shares of the type to be transferred. The Trustee shall be entitled to conclusively rely upon such certificate. On the date specified in such notice, and upon receipt by the Trustee from such underwriter or such other transferee of the specified consideration, if any, the Trustee shall deliver: (x) to the underwriter or such other transferee, a certificate (or the equivalent evidence of ownership in the case of Share Equivalents) for the number of Shares of the type specified in such notice, registered in the name of the Trustee and duly endorsed for transfer, and (y) to the Holder, a Trust Certificate representing a number of Shares, if any, equal to the number of Shares represented by the surrendered Trust Certificate less the number of Shares transferred to such underwriter or such other transferee, and (z) to the Holder, the consideration, if any, received from such underwriter or such other transferee. Such consideration shall be distributed promptly to the Holder pursuant to the transfer instructions set forth on Schedule B attached hereto.

         Notwithstanding the foregoing, if the Holder intends to transfer Shares pursuant to the exercise of the over-allotment option granted to the underwriters in connection with a public offering of Shares, the transfer date in the notice may be less than five but shall not be less than two days after the Trustee's receipt of such notice; provided that if the transfer date in the notice is less than five days after the Trustee's receipt of the notice, the Trustee shall only be obligated to use its reasonable best efforts to effect the transfer of such Shares by such transfer date.

         Nothing in this Section 10 or elsewhere in this Agreement shall prohibit a Holder from transferring Trust Certificates in accordance with the terms of the Trust Certificates.

         SECTION 11. Requests for Shares. A Holder (hereinafter referred to as a "REQUESTING PARTY" for the purpose of this Section 11) may request of the Trustee in writing that the Trustee transfer to such Requesting Party a certificate or certificates (or the equivalent evidence of ownership in the case of Share Equivalents) for Shares in which the Requesting Party has a beneficial interest hereunder, which Shares shall not be subject to this Agreement; provided, however, that (a) the Trustee shall not honor such request if immediately after giving effect thereto CS Affiliates will own in the aggregate

Excluded Capital Stock amounting to 5% or more of the total voting power of the Voting Stock of the Corporation then outstanding; (b) the Trustee shall not honor such request if immediately after giving effect thereto, the Requesting Party, together with its affiliates, will be an affiliate of the Corporation within the meaning of Rule 144 of the Securities Act; and (c) if the Requesting Party is not CS Private Equity, the Trustee shall not honor such request unless CS Private Equity consents in writing to such request. Such written request shall name such Requesting Party and shall state (i) the proposed transfer date (which date shall be not less than five days after the Trustee's receipt of such request) and (ii) the number and type of Shares to be transferred. The notice to the Trustee shall also be accompanied by (A) a Trust Certificate or Certificates of the Requesting Party, duly endorsed for transfer, representing not less than the number of Shares of the type to be transferred to the Requesting Party, (B) a certificate of an officer of CS Private Equity certifying that immediately after giving effect to such request all CS Affiliates will own in the aggregate Excluded Capital Stock amounting to less than 5% of the total voting power of the Voting Stock of the Corporation then outstanding and (C) if the Requesting Party is not a CS Affiliate, an opinion of independent nationally recognized counsel who are experts in matters involving the federal securities law, that, immediately after giving effect to such request, such Requesting Party, together with its affiliates, should not be an affiliate of the Corporation within the meaning of Rule 144 of the Securities Act. The Trustee shall be entitled to conclusively rely upon such certificate or legal opinion. On the date specified in such request, and upon receipt by the Trustee from the Requesting Party of such certificates and legal opinions, as applicable, the Trustee shall deliver to the Requesting Party a certificate (or the equivalent evidence of ownership in the case of Share Equivalents) for the number of Shares of the type specified in such notice, registered in the name of the Trustee and duly endorsed for transfer.

         SECTION 12. Exercise, Conversion, Exchange or Cancellation of Shares. The Trustee shall, upon written instruction of a Holder, submit to the Corporation for exercise, conversion, exchange or cancellation any Share in which such Holder has a beneficial interest hereunder. Such notice shall state
(a) whether such Shares are to be exercised, converted, exchanged or cancelled,
(b) the date on which such Shares are to be submitted to the Corporation (which date shall not be less than five days after the Trustee's receipt of such notice), (c) the number and type of Shares to be submitted to the Corporation and (d) the consideration, if any, to be received upon such exercise, conversion, exchange or cancellation from the Corporation. The notice shall be accompanied by (i) a Trust Certificate or Certificates of the Holder, duly endorsed for transfer, representing not less than the number of Shares of the type to be submitted to the Corporation and (ii) any exercise price or other payment and any agreement, certificate or other documentation required in connection with such exercise, conversion, exchange or cancellation. On the date specified in such notice, and against receipt from the Corporation of the specified consideration, if any, the Trustee shall deliver by first class mail:
(A) to the Corporation, (x) a certificate or certificates for the number of Shares of the type specified in such notice, registered in the name of the Trustee and duly endorsed for transfer and (y) any exercise price or other payment and any agreement, certificate or other documentation delivered to the Trustee by such Holder with such notice and (B) to the Holder, (x) a Trust Certificate representing a number of Shares equal to the number of Shares represented by the surrendered Trust Certificate or Certificates less the number of Shares submitted to the Corporation and (y) the consideration, if any, received by the Trustee pursuant to such exercise, conversion, exchange or cancellation; provided that if such consideration includes Shares, such Shares shall be retained and held by the Trustee pursuant to this Agreement and new Trust Certificates representing such Shares shall be issued to such Holder.

         SECTION 13. Increase or Decrease in Number of Shares. In the event of an increase in the number of Shares by virtue of a stock split or the decrease in the number of Shares because of a contraction of Shares or a change in the number of outstanding Shares as a result of some other recapitalization in which the Corporation receives no consideration for the issuance of the additional or reduced number of Shares, the new additional or changed number of Shares shall be held by the Trustee and new Trust Certificates representing the appropriate changed number of Shares shall be issued to Holders upon surrender of the then existing Trust Certificates.

         SECTION 14. Successor Trustee. There shall initially be one Trustee of the voting trust created herein. Upon the liquidation, dissolution, winding-up, suspension, incapacity, resignation or removal (in accordance with Section 15 below) of the initial Trustee, CS Private Equity or the Holders of Trust Certificates representing fifty percent (50%) or more of the Trust Shares shall appoint a successor Trustee; provided, however, that such successor Trustee may not be a CS Affiliate. In the event a successor Trustee shall not have been appointed within 30 days of such removal, the Trustee may petition a court of competent jurisdiction to appoint such a successor. In the event that the Trustee consolidates with, merges with or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation that is a bank or trust company, the surviving or transferee corporation (unless it is a CS Affiliate) may become the successor Trustee upon notice to the signatories hereto but without further action by the signatories or any Holder.

         SECTION 15. Removal / Resignation of Trustee.

         (a) A Trustee may be removed by CS Private Equity, CS Securities or the Holders of Trust Certificates representing fifty percent (50%) or more of the Trust Shares:

                  (i) if it is determined by a court of competent jurisdiction that either (A) the Trustee has willfully and materially violated the terms of the trust created herein, or (B) the Trustee has been guilty of malfeasance, misfeasance or dereliction of duty hereunder;

                  (ii) if the Trustee shall have commenced a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall have consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall have made a general assignment for the benefit of creditors, or shall have failed generally to pay its debts as they become due, or shall have taken any corporate action to authorize any of the foregoing; or

                  (iii) if an involuntary case or other proceeding shall have been commenced against the Trustee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall have remained undismissed and unstayed for a period of 60 days; or an order for relief shall have been entered against the Trustee under the federal bankruptcy laws as now or hereafter in effect.

         (b) If CS Private Equity, CS Securities or the Holders of Trust Certificates representing fifty percent (50%) or more of the Trust Shares then deposited hereunder determine that a basis exists for removal of the Trustee under Section 15(a) above, they shall deliver written notice of such determination to the Trustee stating the basis for such removal.

         (c) The Trustee may resign its position as such (i) upon ten days' written notice to CS Private Equity and CS Securities, but only if a successor Trustee, appointed as provided for in Section 14 above, has agreed to serve as such effective upon the effectiveness of the resignation of the Trustee then acting, or (ii) in any event upon thirty days' written notice to CS Private Equity and CS Securities.

         SECTION 16. Trustee May Own Shares. Nothing in this Agreement shall prevent the Trustee from owning Shares or options to purchase Shares in its individual capacity or in any capacity other than as Trustee hereunder or for any CS Affiliate.

         SECTION 17. Trustee Not an Affiliate. The Trustee represents that it is a bank or trust company that is not a CS Affiliate.

         SECTION 18. Compensation; Expenses. Reasonable expenses lawfully incurred in the administration of the Trustee's duties hereunder shall be reimbursed to it by CS Securities on behalf of the Holders. During the period of its services hereunder, the Trustee shall receive a fee from CS Securities as follows: (i) an initial fee of $4,500, and (ii) thereafter, during the period of its services hereunder, a fee of $3,000 per annum payable quarterly in arrears. The provisions of this Section 18 shall survive the termination of this Agreement.

         SECTION 19. Merger, Etc. Upon any merger, consolidation, reorganization or dissolution of the Corporation or the sale of all or substantially all of the assets of the Corporation pursuant to which shares of capital stock or other voting securities of another corporation are to be issued in payment or exchange for or upon conversion of Shares and other voting securities, the shares of said other corporation shall automatically be and become subject to the terms of this Agreement and be held by the Trustee hereunder in the same manner and upon the same terms as the Trust Shares, and in such event the Trustee shall issue to the Holders that have deposited Shares with the Trustee new Trust Certificates in lieu of the old Trust Certificates for the appropriate number of shares and other voting securities of such other corporation.

         At the request of any Holder, the Trustee may transfer, sell or exchange or join with the Holder in such transfer, sale or exchange of Shares and other voting securities in exchange for shares of another corporation, and in said event the shares and other voting securities of the other corporation received by the transferor shall be and become subject to this Agreement and be held by the Trustee hereunder in the same manner as the Trust Shares.

         SECTION 20. Notices. All notices, reports, statements and other communications directed to the Trustee from the Corporation, other than communications pertaining solely to the voting of the Trust Shares, shall be forwarded promptly by the Trustee to CS Private Equity, CS Securities and each Holder. All notices, notices of election and other communications required herein shall be given in writing by overnight courier, telegram or facsimile transmission and shall be addressed, or sent, to the appropriate addresses as set forth beneath the signature of each party hereto (and if to the Corporation, to 2 Crescent Place, Oceanport, NJ 07757-0900), or at such other address as to which notice is given in accordance with this Section 20.

         SECTION 21. Indemnity, Etc. The Trustee shall be indemnified by CS Securities from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claims whatsoever) (the "INDEMNIFIED CLAIMS") arising out of or based upon this Agreement or the actions or failures to act of the Trustee hereunder or thereunder, except to the extent such loss, liability, claim, damage or expense is caused by or results from the Trustee's negligence or willful misconduct (as determined by a final and unappealable order of a court of competent jurisdiction). CS Securities agrees on behalf of the Holders that it will indemnify and hold harmless the Trustee from and against any Indemnified Claims. CS Securities' obligation hereunder shall survive the transfer of all or any portions of its respective shares and interests, the termination of the voting trust created herein, or the resignation or removal of the Trustee.

         The Trustee shall be entitled to the prompt reimbursement for its out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred in investigating, preparing or defending against any litigation, commenced or threatened, arising out of or based upon this Agreement, or the actions or failures to act of the Trustee hereunder or thereunder, without regard to the outcome of such litigation; provided, however, that the Trustee shall be obligated to return any such reimbursement if it is subsequently determined by a final and unappealable order of a court of competent jurisdiction that the

Trustee was negligent or engaged in willful misconduct in the matter in question.

         If a claim under this Section 21 is not paid in full within 30 days after a written claim has been submitted by the Trustee, the Trustee may at any time thereafter bring suit to recover the unpaid amount of the claim and, if successful in whole or in part, the Trustee shall be entitled to be paid also the expense of prosecuting such claims.

         The Trustee is authorized and empowered to construe this Agreement and its construction of the same, made in good faith, shall be final, conclusive, and binding upon all Holders and all other parties interested. The Trustee may, in its discretion, consult with counsel to be selected and employed by it, and the reasonable fees and expenses of such counsel shall be an expense for which the Trustee is entitled to indemnity hereunder.

         The Trustee hereby accepts the trust created hereby and agrees to carry out the terms and provisions hereof, but assumes no responsibility for the management of the Corporation or for any action taken by it, by any person elected as a director of the Corporation or by the Corporation pursuant to any vote cast or consent given by the Trustee. The Trustee, whether or not acting upon the advice of counsel, shall incur no liability because of any error of law or fact, mistake of judgment or any matter or thing done or omitted under this Agreement, except its own negligence or willful misconduct. Anything done or suffered in good faith by the Trustee in accordance with the advice of counsel chosen as indicated above shall be conclusive in favor of the Trustee against the Holders and any other interested party.

         The Trustee shall not be liable in any event for acts or defaults of any other trustee or trustees (under this or any other voting trust of the Corporation's securities) or for acts or defaults of any employee, agent, proxy or attorney-in-fact of any other trustee or trustees. The Trustee shall be protected and free from liability in acting upon any notice, request, consent, certificate, declaration, guarantee, affidavit or other paper or document or signature reasonably believed by it to be genuine and to have been signed by the proper party or parties or by the party or parties purporting to have signed the same.

         No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 22. Certain Calculations.

         (a) For all purposes of this Agreement, in determining whether CS Affiliates will own in the aggregate Capital Stock of the Corporation amounting to 5% or more of the total voting power of the Voting Stock of the Corporation then outstanding, (i) shares of Voting Stock underlying Share Equivalents owned by a CS Affiliate shall be deemed to be outstanding and owned by such CS Affiliate and (ii) Shares held pursuant to this Agreement shall be excluded.

         (b) For purposes of Sections 10, 11, 14, 15, 18 and 21, a Holder owning a Trust Certificate representing Share Equivalents shall, in respect of such ownership, be deemed to be the Holder of a Trust Certificate representing the number of shares of Common Stock that the Trustee, acting on behalf of such Holder, may acquire, whether by exercise, conversion, subscription or otherwise, pursuant to or by reason of ownership of such Shares.

         SECTION 23. Further Assurances. Each of the parties to this Agreement will execute any and all further documents, agreements and instruments, and take all such further actions (including the filing and recording of any other documents), which may be required under any applicable law, or which the Trustee may reasonably request, to give effect to the Initial Deposit, any deposit of Shares after the Initial Deposit, the registration of such Trust Shares as transferred to the trust created herein, the termination of the trust created herein pursuant to Section 9 of this Agreement and any transfer of Trust Shares or Shares pursuant to Section 10 or 11 of this Agreement.

         SECTION 24. Counterparts. This Agreement may be executed in multiple counterparts all of which counterparts together shall constitute one agreement. Upon execution of this Agreement and the establishment of the voting trust created herein, the Trustee shall cause a copy of this Agreement to be filed in the registered office of the Corporation in the State of Delaware and the Agreement shall be open to inspection in the manner provided for inspection under the laws of the State of Delaware.

         SECTION 25. Choice of Law. This Agreement is intended by the parties to be a voting trust agreement under Section 218 of the General Corporation Law of the State of Delaware and shall be governed and construed in accordance with the laws of the State of Delaware except that the Trustee's rights and obligations shall be governed and construed in accordance with the laws of the State of New York.

         SECTION 26. Bond. The Trustee shall not be required to provide any bond to secure the performance of its duties hereunder.

         SECTION 27. Reliance. CS Private Equity and each Holder acknowledges that CS Private Equity and CS Securities will rely on this Agreement in complying with the federal securities laws. The Trustee acknowledges that CS Private Equity and CS Securities will rely on the Trustee abiding by the terms of this Agreement, including, without limitation, that (x) the Trustee will exercise independent judgment in voting the shares and will not consult with any CS Affiliate regarding the voting of such shares and (y) the Trustee will not consent to any amendment or waiver of this Agreement prohibited by Section 28 hereof whether or not such amendment or waiver is approved by each of the parties hereto and all of the Holders.

         SECTION 28. Amendments and Waivers. This Agreement may not be amended or waived in any material respect unless CS Securities shall have delivered to the Trustee an opinion of independent nationally recognized counsel who are experts in matters involving the federal securities law, that, immediately after such amendment or waiver,

CS Securities, together with its affiliates, should not be an "affiliate" of the Corporation within the meaning of Rule 144 under the Securities Act. Subject to the foregoing, this Agreement may be amended with the written consent of the Trustee, the Corporation, CS Private Equity, CS Securities and the Holders of Trust Certificates representing the beneficial interest in fifty percent (50%) or more of the Shares then deposited hereunder, and if so amended then this Agreement (as so amended) shall bind all of the parties hereto and all of the Holders.

         SECTION 29. Benefits and Assignment. Nothing in this Agreement, expressed or implied, shall give or be construed to give any person, other than the Corporation and the parties hereto and their successors and assigns, any legal claim under any covenant, condition or provision hereof, all the covenants, conditions and provisions contained in this Agreement being for the sole benefit of the Corporation and the parties hereto and their successors and assigns. No party may assign any of its rights or obligations under this Agreement without the written consent of all the other parties (except as provided in Section 14), which consent may be withheld in the sole discretion of the party whose consent is sought.

         SECTION 30. Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         EXECUTED as of the date and year first above written.

                                     WELLS FARGO BANK, N.A., as Trustee,

                                     By:_______________________________________
                                          Name:
                                          Title:
                                          Address:    6th St. & Marquette Ave.
                                                      MAC N9303-110
                                                      Minneapolis, MN  55479
                                          Attention:
                                          Telephone:
                                          Facsimile:

                                 CREDIT SUISSE FIRST BOSTON
                                 PRIVATE EQUITY, INC.,

                                 By:  ______________________
                                      Name:
                                      Title:
                                      Address:   11 Madison Avenue
                                                 New York, NY 10010
                                      Attention:
                                      Telephone: (212) 325-2000
                                      Facsimile:

                                 CREDIT SUISSE SECURITIES (USA) LLC,

                                 By:  ______________________
                                      Name:
                                      Title:
                                      Address:   11 Madison Avenue
                                                 New York, NY 10010
                                      Attention:
                                      Telephone: (212) 325-2000
                                      Facsimile:

                                  SPROUT CEO FUND, L.P.,

                                  By:     DLJ Capital Corporation
                                  Its:    General Partner

                                  By:________________________________
                                        Name:
                                        Title:
                                        Address:   c/o Sprout Group
                                                   11 Madison Avenue
                                                   13th Floor
                                                   New York, NY 10010
                                        Attention:
                                        Telephone: (212) 325-2000
                                        Facsimile:


                                  DLJ CAPITAL CORPORATION,

                                  By:________________________________
                                     Name:
                                     Title:
                                     Address:   c/o Sprout Group
                                                11 Madison Avenue
                                                13th Floor
                                                New York, NY 10010
                                     Attention:
                                     Telephone: (212) 325-2000
                                     Facsimile:

                                  SPROUT GROWTH II, L.P.,

                                  By:     DLJ Capital Corporation
                                  Its:    Managing General Partner

                                  By:  ______________________
                                       Name:
                                       Title:
                                       Address:   c/o Sprout Group
                                                  11 Madison Avenue
                                                  13th Floor
                                                  New York, NY 10010
                                       Attention:
                                       Telephone: (212) 325-2000
                                       Facsimile:


                                  SPROUT CAPITAL VII, L.P.,

                                  By:     DLJ Capital Corporation
                                  Its:    Managing General Partner

                                  By:  ______________________
                                       Name:
                                       Title:
                                       Address:   c/o Sprout Group
                                                  11 Madison Avenue
                                                  13th Floor
                                                  New York, NY 10010
                                       Attention:
                                       Telephone: (212) 325-2000
                                       Facsimile:

                                  SPROUT CAPITAL IX, L.P.,

                                  By:     DLJ Capital Corporation
                                  Its:    Managing General Partner

                                  By:  ______________________
                                       Name:
                                       Title:
                                       Address:   c/o Sprout Group
                                                  11 Madison Avenue
                                                  13th Floor
                                                  New York, NY 10010
                                       Attention:
                                       Telephone: (212) 325-2000
                                       Facsimile:


                                  SPROUT ENTREPRENEURS' FUND, L.P.,

                                  By:     DLJ Capital Corporation
                                  Its:    General Partner

                                  By:  ______________________
                                       Name:
                                       Title:
                                       Address:   c/o Sprout Group
                                                  11 Madison Avenue
                                                  13th Floor
                                                  New York, NY 10010
                                       Attention:
                                       Telephone: (212) 325-2000
                                       Facsimile:

                                  SPROUT IX PLAN INVESTORS, L.P.,

                                  By:     DLJ LBO Plans Management Corp. II
                                  Its:    General Partner

                                  By:  ______________________
                                       Name:
                                       Title:
                                       Address:   c/o Sprout Group
                                                  11 Madison Avenue
                                                  13th Floor
                                                  New York, NY 10010
                                       Attention:
                                       Telephone: (212) 325-2000
                                       Facsimile:

                                  DLJ MERCHANT BANKING PARTNERS, L.P.,

                                  By:     DLJ Merchant Banking Partners, Inc.
                                  Its:    General Partner

                                  By:  ______________________
                                       Name:
                                       Title:
                                       Address:   11 Madison Avenue
                                                  New York, NY 10010
                                       Attention:
                                       Telephone: (212) 325-2000
                                       Facsimile:


                                  DLJ INTERNATIONAL PARTNERS, C.V.,

                                  By:   DLJ Merchant Banking Partners, Inc.
                                  Its:  General Partner

                                  By:  ______________________
                                       Name:
                                       Title:
                                       Address:   11 Madison Avenue
                                                  New York, NY 10010
                                       Attention:
                                       Telephone: (212) 325-2000
                                       Facsimile:

                                  DLJ OFFSHORE PARTNERS, C.V.,

                                  By:     DLJ Merchant Banking Partners, Inc.
                                  Its:    General Partner

                                  By:  ______________________
                                       Name:
                                       Title:
                                       Address:   11 Madison Avenue
                                                  New York, NY 10010
                                       Attention:
                                       Telephone: (212) 325-2000
                                       Facsimile:


                                  DLJMB FUNDING, INC.,

                                  By:  ______________________
                                       Name:
                                       Title:
                                       Address:    11 Madison Avenue
                                                   New York, NY 10010
                                       Attention:
                                       Telephone:  (212) 325-2000
                                       Facsimile:


                                  DLJ FIRST ESC, L.P.,

                                  By:     DLJ LBO Plans Management
                                  Its:    General Partner

                                  By:  ______________________
                                       Name:
                                       Title:
                                       Address:   11 Madison Avenue
                                                  New York, NY 10010
                                       Attention:
                                       Telephone: (212) 325-2000
                                       Facsimile:

                                  DLJ ESC II, L.P.,

                                  By:     DLJ LBO Plans Management
                                  Its:    General Partner

                                  By:  ______________________
                                       Name:
                                       Title:
                                       Address:   11 Madison Avenue
                                                  New York, NY 10010
                                       Attention:
                                       Telephone: (212) 325-2000
                                       Facsimile:

                                   SCHEDULE A
                                 Initial Deposit


                                           COMMON STOCK
                                           ------------

Sprout CEO Fund, L.P.                            23,281
DLJ Capital Corporation                         337,123
Sprout Growth II, L.P.                        1,640,940
Sprout Capital VII, L.P.                      2,007,123
Sprout Capital IX, L.P.                       1,373,746
Sprout Entrepreneurs' Fund, L.P.                  5,414
Sprout IX Plan Investors, L.P.                   63,440
DLJ Merchant Banking Partners, L.P.           4,195,158
DLJ International Partners, C.V.              2,054,114
DLJ Offshore Partners, C.V.                     109,692
DLJMB Funding, Inc.                           1,648,872
DLJ First ESC, L.P.                           1,107,132
DLJ ESC II, L.P.                                 11,824

                                   SCHEDULE B

                              TRANSFER INSTRUCTIONS


SPROUT CEO FUND, L.P.

            All payments shall be made by check mailed to:

                        Sprout Group
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Amy M. Yeung

DLJ CAPITAL CORPORATION

            All payments shall be made by check mailed to:

                        Sprout Group
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Amy M. Yeung

SPROUT GROWTH II, L.P.

            All payments shall be made by check mailed to:

                        Sprout Group
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Amy M. Yeung

SPROUT CAPITAL VII, L.P.

            All payments shall be made by check mailed to:

                        Sprout Group
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Amy M. Yeung

SPROUT CAPITAL IX, L.P.

            All payments shall be made by check mailed to:

                        Sprout Group
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Amy M. Yeung

SPROUT ENTREPRENEURS' FUND, L.P.

            All payments shall be made by check mailed to:

                        Sprout Group
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Amy M. Yeung

SPROUT IX PLAN INVESTORS, L.P.

            All payments shall be made by check mailed to:

                        Sprout Group
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Amy M. Yeung

DLJ MERCHANT BANKING PARTNERS, L.P.

            All payments shall be made by check mailed to:

                        DLJ Merchant Banking Partners, L.P.
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Kenneth Lohsen

DLJ INTERNATIONAL PARTNERS, C.V.

            All payments shall be made by check mailed to:

                        DLJ International Partners, C.V.
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Kenneth Lohsen

DLJ OFFSHORE PARTNERS, C.V.

            All payments shall be made by check mailed to:

                        DLJ Offshore Partners, C.V.
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Kenneth Lohsen

DLJMB FUNDING, INC.

            All payments shall be made by check mailed to:

                        DLJMB Funding, Inc.
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Kenneth Lohsen

DLJ FIRST ESC, L.P.

            All payments shall be made by check mailed to:

                        DLJ First ESC, L.P.
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Kenneth Lohsen

DLJ ESC II, L.P.

            All payments shall be made by check mailed to:

                        DLJ ESC II., L.P.
                        11 Madison Avenue
                        13th Floor
                        New York, NY 10010
                        Attention:  Kenneth Lohsen